SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) December 14, 2001
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Structured Asset Securities Corporation
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            (Exact Name of Registrant as Specified in Its Charter)

Delaware                           333-58562                    74-2440858
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(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File Number)              Identification No.)


200 Vesey Street, New York, New York                                  10285
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (212) 526-7000
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     It is expected that on December 18, 2001, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2001-C7, Commercial Mortgage Pass-Through Certificates, Series 2001-C7 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-58562) and sold to Lehman Brothers Inc., UBS Warburg LLC and Credit Suisse First Boston Corporation (the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials attached hereto as Exhibit 99.1, that constitute "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The materials attached hereto have been prepared and provided to the Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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       Not applicable.

(b)  Pro forma financial information:
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       Not applicable.



                                      2

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(c)  Exhibits:
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Exhibit No.   Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*













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*  Filed on December 14, 2001, under cover of Form SE pursuant to and under rule 311 of Regulation S-T.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: December 14, 2001


                                         STRUCTURED ASSET SECURITIES
                                           CORPORATION


                                         By: /s/ Precilla Torres
                                             --------------------------------
                                             Name:   Precilla Torres
                                             Title:  Senior Vice President

                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.                                                          Page No.
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99.1        Certain materials constituting Computational Materials
            and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten
            Certificates.*







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*  Filed on December 14, 2001, under cover of Form SE pursuant to and under rule 311 of Regulation S-T.